SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Intralase Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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AMO to Acquire IntraLase Corp. Filed by IntraLase Corp. Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: IntraLase Corp. Commission File No. 000-50939

AMO’s Acquisition of
IntraLase
• Transaction creates a refractive “Powerhouse”
• Combines companies’ strength and experience in
R&D
• IntraLase Doctors and patients worldwide will
benefit from an unparalleled full suite of state-of-
the-art refractive products
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

Special Guest: Jim Mazzo,
Chairman, President and Chief
Executive Officer of Advanced
Medical Optics
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

IntraLase Corp. Employee Meeting
January 23, 2007
Jim Mazzo
Chairman, President & CEO
Advanced Medical Optics
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

My Background
• Have worked in ophthalmic industry for more than 26
years
• President & CEO of AMO since spin from Allergan in
June 2002 (became Chairman in May 2006)
• 22 year career at Allergan; held numerous positions
including assignments OUS for more than 12 years
• Serve on multiple boards related to ophthalmic industry,
education and business development
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

1989 1993 1999 1976 1975 1997 1995
Rich Heritage of Innovation
Responsible for many technology “firsts” that have helped
to shape and grow the markets
2001 1986 1998 2000
Timeline dates are approximate and for illustration purposes only
1980
Launch
market’s first
occlusion mode
for phaco
Launch
market’s first
3-D laser
eye tracker
(VISX)
Launch
market’s first
micropulse
phaco
technology
Launch
market’s first
ophthalmic
viscoelastic
(Pfizer/
Pharmacia)
VISX founded;
cosine effect
implemented
Sell first
commercial
laser
(VISX)
Launch
market’s first
closed phaco
fluidic system
Launch
market’s
first multifocal
IOL
Launch
market’s first
sub-3mm IOL
injector
Launch market’s first
wavefront-based
IOL with modified
prolate surface to
correct spherical
aberrations (Pfizer/
Pharmacia)
Deliver
market’s
broadest range
of laser
indications
(VISX)
Enter ophthalmic
surgical market as
entity that later
becomes American
Medical Optics and
is acquired by
Allergan
1960s
Developed and
launched first in
a series of eye
care solutions
Launch
market’s
first
flexible
anterior
IOL
Launch
market’s first
contact lens
care product
to remove
protein
deposits
Launch
market’s first
foldable IOL
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

2002 2003 2004 2005 2006
Rich Heritage of Innovation
Continue to lead in development of new technologies that
improve practitioner productivity and patient outcomes
Timeline dates are approximate and for illustration purposes only
Launch market’s first
IOL with edge
design to provide
360° barrier
protection and
minimize edge glare
Spin-off from
Allergan, Inc.;
begin operations
as entirely
separate
company
Acquire Pfizer’s
ophthalmic
surgical business
Acquire VISX,
global leader
in laser vision
correction
Launch market’s first
iris registration
technology for
wavefront-guided
LASIK
Launch
market’s first
wavefront-
guided LASIK
diagnostic
system (VISX)
Receive claim for IOL
providing “improved
functional vision”
Launch contact lens
rewetter with highest
concentration of
hyaluronate
Launch market’s
first Fourier-based
wavefront-guided
LASIK diagnostic
system (VISX)
Launch first
full
diffractive
multifocal
IOL
Deliver market’s
broadest range of FDA-
approved wavefront-
guided LASIK
indications
Launch U.S.
market’s first
phakic IOL
Launch multi-
purpose contact
lens solution
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

2002 Revenue Mix
AMO – At Spin
Two core businesses generating annual revenue of $538
million in moderately growing markets
Eye Care
50%
Cataract
50%
Europe
32%
Americas
33%
Japan /
Asia Pacific
35%
• Revenue evenly split between
eye care and cataract, with only
a small fraction from refractive
• 67% of revenue outside U.S.
• Key product gaps in cataract
portfolio; eye care revenue
declining
• Approximately 50% of eye care
supply provided through
manufacturing agreement with
former parent
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

Plan to Stabilize and Strengthen AMO
Demonstrates our ability to execute with speed and focus
November 2002: Reprioritized
R&D Pipeline
June 2003: Recapitalized
Balance Sheet
March 2003: Solidified Eye
Care Manufacturing Strategy
November 2003: Purchased
Spain Manufacturing Facility
July 2003: Finalized Strategic
Plan
December 2003: Introduced
Centralized Operating Model
June 2002: Completed Spin-off
Transition
2002-2003
Transform
2004-2005
Transcend
2006+
June 2004: Acquired/Financed
Pfizer Surgical Business
May 2005: Acquired Quest
Vision, Accommodating IOLs
June 2005: Finalize Eye Care
Manufacturing Strategy
Strengthen Global Cataract and
Eye Care Market Positions
Continue to Enhance Global
Efficiency and Productivity
Continuously Innovate To
Expand Differentiated Portfolio
Expand Into Complementary
Ophthalmic Areas
Fortify Leadership in Global
Refractive Surgical Arena
May 2005: Successfully
Defended Phaco IP
May 2005: Completed VISX
Acquisition
2003: Launched 10 New
Products or Enhancements
October 2004: Completed
Pfizer Integration
2004: Launched 10 New
Products or Enhancements
June 2004: Initiated Product
Positioning/Rationalization
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

10
20 80 70 60 50 40 30
EYE CARE
Contact Lens Care Solutions
Dry Eye Products
LASER VISION CORRECTION
Excimer Lasers
Wavefront Diagnostics
Femtosecond Lasers
Microkeratomes
CATARACT / IMPLANT
Phakic IOLs Multifocal IOLs       Monofocal IOLs
Phaco Systems
Viscoelastics
Glaucoma Implants
Vitreoretinal Systems
GLOBAL MANUFACTURING, SERVICE & EXPERTISE
AMO Vision Care Life Cycle
Transaction fortifies fundamental strategy to serve the full range of refractive vision needs
Patient Age
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

STAR S4 IR
THE NEW SHAPE OF VISION
INTRALASE CORP
Verisyse
CustomVue
VISX
ReZoom
Multifocal Intraocular Lens
WaveScan
Wavefront System
VISX
TECNIS
AMADEUS II
TECNIS
Safer, Sharper Vision
Healon
(1% sodium hyaluronate)
COMPLETE
Moisture
PLUS
WHITE STAR ICE
TECHNOLOGY

The Complete Refractive Solution
Comprehensive combination of superior technologies and service unmatched in the industry
Femtosecond
Lasers
WaveFront
Technologies
Micro-
keratomes
CLC & Dry
Eye
Products
OVDs
&
Phaco
Aspheric
IOLs
Multifocal
IOLs
Phakic
IOLs
Excimer
Lasers
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

• Build on
CustomVue™
treatment’s clinical
performance and
industry’s broadest
FDA-approved range
• Support practitioner
efforts to increase
LASIK demand
• Replicate per-
procedure model
internationally
Opportunities
Strategies
Achievements
• Q3 2006 licensing
revenue up 6%
• U.S. TTM custom mix
reached 58% mark in
Q3 2006
• International
treatment card fees
growing
• 50+% of int’l installed
base now custom-
capable
• Establishing direct
sales model and
customer support
structure in select
int’l markets
LVC Strategy
Leveraging strengths to grow global per-procedure business
• Global demand for
refractive surgery rising
• Wavefront-guided
custom becoming
preferred LVC
procedure in U.S.
• Technology drives
market growth
• Global opportunity for
increased penetration
within eligible LVC
population
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

• Provide range of
differentiated IOL
technologies that
allow surgeons to
treat full spectrum of
patient need
• Expand emerging
refractive IOL market
through focus on key
surgeons
• Provide proprietary
phaco and visco
technologies that set
industry standards
Opportunities
Strategies
Achievements
• Unique FDA claims and
NTIOL status validate
Tecnis® IOL superiority
• 25+% share of global
refractive IOL market
as focus on key
surgeons continues
• Positioned as complete
refractive solution
• Continued unit growth
of visco and phaco
platforms
Cataract/Implant Strategy
Seizing opportunities for leadership in a changing market
• Global aging; baby
boomers reach 60+
• CMS ruling for
patient-shared billing
of premium-priced
refractive IOLs
• Differing patient
lifestyle needs
necessitate multiple
resources for
surgeons
• Comprehensive
offering allows AMO
to be vendor of choice
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

• Capitalize on strength
of core brands in
growing markets
• Reallocate resources to
maximize regional
opportunities; mitigate
exposure to soft
markets
• Enter OTC dry eye
market
Opportunities
Strategies
Achievements
• Increased emphasis on
core MPS and rewetter
brands, while eliminating
older-generation
products
• Realigned structure to
capitalize on strength of
U.S. and Asia Pacific
markets
• Preparing to launch
differentiated OTC dry
eye product
Eye Care Strategy
Building on brand equity, maximizing regional opportunities
and expanding into dry eye
• Global contact lens
growth stimulates lens
care demand
• Doctor recommended
• Demographics,
technology primary
drivers; regional market
differences
• Higher-margin dry eye
market expanding
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

AMO to Acquire IntraLase
Transaction represents ideal strategic fit, advancing AMO’s
growth plan to lead in ophthalmology’s premium segments
• Uniquely positions AMO as the “Complete Refractive Solution”
Further-establishes-AMO-as-the-global-refractive-leader-and-definitive-source-for-refractive innovation and expertise
• Benefits practitioners and patients globally by linking industry’s most advanced LVC technologies to define a new standard of care
Ability to optimize our installed base and offer surgeons a comprehensive system for providing custom all-laser LASIK that delivers superior outcomes and breaks down consumer fear barriers
• Combines R&D expertise in excimer laser, femtosecond laser and diagnostics
Facilitates expansion into other therapeutic applications to drive future growth
• Uses global infrastructure and core competencies to enhance operating leverage
Realizes-synergistic-benefits-of-combining-companies’
-growth-strategies,-based-on-
global-adoption-of-per-procedure-model
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

Why the Time is Right
Advances AMO’s core strategy for leadership in premium
ophthalmic market segments
•
Combine Advanced CustomVue™
and FS technology in total systems
approach that benefits practitioners and patients
• Maximize Intralase’s strong and growing foundation and first-mover advantage
• Strengthen international expansion strategy
• Leverage R&D competencies and deliver new  technologies aimed at refractive market
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

AMO Strategic Objectives
Designed to build on core strengths and deliver sustained,
profitable growth
Eye Care
Laser Vision Correction
Cataract/Implants
•
Provide superior, differentiated technologies that serve premium markets and deliver high margins
•
Focus pipeline on new innovations with market-changing
potential
•
Achieve greater leverage of our global infrastructure and
distribution network
Filed by IntraLase Corp.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: IntraLase Corp.
Commission File No. 000-50939

Thank you! Filed by IntraLase Corp. Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: IntraLase Corp. Commission File No. 000-50939

Questions and Answers Filed by IntraLase Corp. Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: IntraLase Corp. Commission File No. 000-50939

Where You Can Find Additional Information About the Proposed Acquisition

IntraLase has filed a proxy statement and will file other relevant documents concerning its proposed acquisition by AMO with the Securities and Exchange Commission, or SEC. Investors and security holders are urged to read the proxy statement and any other relevant documents filed with the SEC because they will contain important information. This proxy statement will be mailed to IntraLase’s stockholders. Members of the public will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, free copies of IntraLase’s public filings may be obtained by directing a request to Investor Relations, Krista Mallory at (949) 859-5230, ext. 260.

IntraLase and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from stockholders of IntraLase in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of IntraLase’s stockholders in connection with the proposed transaction will be set forth in IntraLase’s proxy statement for its special meeting. Additional information regarding these individuals and any interest they have in the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC.